SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                               CURRENT INFORMATION



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 14, 1997
                                                 -------------------------------

                           Commission File No. 0-25276


                               DIGIMEDIA USA, INC.
                               -------------------
              (Exact name of small business issuer in its charter)

             NEVADA                                          88-0320364
             ------                                          ----------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)


                  2454 NE 13TH AVE., FORT LAUDERDALE, FL. 33305
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (954) 565-8726
                           (Issuer's telephone number)


                                 NOT APPLICABLE
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

5.  OTHER EVENTS.

      On May 13, 1997, the Board of Directors of DigiMedia met in a special shareholders meeting wherein the following was approved:

      The merger of Nitros Franchise Corporation with and into DigiMedia USA, Inc.;

      The  change  of  name  from  DigiMedia  USA,  Inc.  to  Nitros   Franchise
Corporation;

      The change of the trading symbol from "USAM" to "NITR";

      The resignations of Kirk J. Girrbach as President, CEO, and Director and Gene Farmer as Vice President, Secretary and Director; and

      The election of David Bawarsky, Jason Sherman, and Alan Kvares as Directors and the appointment of David Bawarsky as President and CEO.


                                          By Order of the Board of Directors

                                                    /S/ GENE FARMER
                                                    ---------------
                                                    GENE FARMER, SECRETARY